MARINA CAPITAL MORTGAGE
                               2605 Wall Avenue
                              Ogden, Utah 84401
                     (801) 394-2400 - Fax (801) 394-1004


                         Olympeak Estates Subdivision

                               Financing Terms

                   Twenty-five percent (25%) down payment:

                      Interest rate: 3 points over prime
                         3 years with balloon payment
                         20-year amortization schedule
                        Loan Origination Fee: 2 points


                      Fifty percent (50%) down payment:

                      Interest rate: 2 points over prime
                         5 years with balloon payment
                        30-year amortization schedule
                     Loan Origination Fee: 1 1/2 points


                            NO PRE-PAYMENT PENALTY
                Transferable upon Credit Approval and $300 Fee